UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2005

GENEREX BIOTECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25169	98-0178636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 Harbour Square, Suite 202, Toronto, Ontario Canada		M5J 2G2
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(416) 364-2551

 N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02	Unregistered Sales of Equity Securities.
Item 3.03	Material Modification to Rights of Security Holders

As previously reported on the Current Report on Form 8-K of Generex Biotechnology Corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on November 12, 2004 (the “November Current Report”), the Company closed a private placement with four accredited investors, Cranshire Capital, L.P., Omicron Master Trust, Iroquois Capital, L.P. and Smithfield Fiduciary, LLC (the “Investors”) on November 12, 2004, pursuant to which the Company issued 6% Secured Convertible Debentures (the “Debentures”) and Warrants to the Investors for an aggregate purchase price of $4,000,000. In connection with the issuance of the Debentures and Warrants, the Company granted an Additional Investment Right to each Investor. A brief description of the terms of the Debentures, Warrants and Additional Investment Rights is set forth under the caption “Financial Condition, Liquidity and Resources” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on June 14, 2005. In connection with the foregoing private placement, the Company and the Investors entered into a Securities Purchase Agreement and a Registration Rights Agreement, both of which are discussed in and filed as exhibits to the November Current Report.

Subsequently, as reported on the Company’s Current Report on Form 8-K filed with the SEC on June 17, 2005 (the “June Current Report”), the Company and each of the Investors entered into Amendment No. 1 to Securities Purchase Agreement and Registration Rights Agreement (the “Amendment”) on June 16, 2005, pursuant to which the Investors agreed to exercise of 50% of their Additional Investment Rights and the Company agreed to issue to the Investors Debentures in the aggregate amount of $2,000,000 (the “AIR Debentures”), warrants to purchase an aggregate of 2,439,024 shares of the Company’s common stock at the exercise price of $0.82 per share (the “AIR Warrants”), and further Additional Investment Rights (the “Additional AIRs”). Each AIR Warrant entitled the holder to purchase 609,756 shares of the Company’s common stock at the exercise price of $0.82 per share. The initial exercise date of the Air Warrants and the Additional AIRs was defined as the 181st day following the date of issuance (the “Initial Exercise Date”). The Amendment is discussed in and filed as an exhibit to the June Current Report. The forms of the AIR Debentures, Air Warrants and Additional AIRs are discussed in the June Current Report and are attached as exhibits to the Company’s Annual Report on Form 10-K for the year ended July 31,2005 filed with the SEC on October 28, 2005.

On October 26, 2005, the Company and the Investors amended the AIR Warrants (the “Warrant Amendments”), pursuant to which the Company agreed to accelerate the Initial Exercise Date in consideration of the exercise by each of the Investors of not less than 100% of the Air Warrants and the delivery to the Company of a Notice of Exercise in respect thereof on or before the close of business on October 27, 2005. Each of the Investors timely delivered the aforementioned Notice of Exercise, satisfying the conditions specified in each of the Warrant Amendments, which are attached to this Current Report as Exhibits 4.1, 4.2, 4.3 and 4.4. The Company received aggregate proceeds of approximately $2,000,000 in connection with the Investors’ exercise of the AIR Warrants. In consideration of each of the Investors’ exercise of its AIR Warrant, the Company issued each Investor a five-year warrant to purchase 304,878 shares of the Company’s common stock (the “October Warrants”). At the holder’s option, each October Warrant is exercisable into shares of common stock at the exercise price of $1.25 per share. The exercise price is subject to an anti-dilution adjustment upon the issuance by the Company of securities at a price per share less than the then exercise price. If, at any time after the first anniversary of the date of issuance of the October Warrants, there is no effective registration statement registering for resale the shares of common stock into which the warrants are exercisable, each holder may exercise its warrant through a cashless exercise. The number of shares to be issued upon a cashless exercise will be equal to the quotient resulting from the following calculation: [(the VWAP on the trading day immediately preceding the date of such election less the exercise price, as adjusted) multiplied by the number of shares issuable upon exercise of the warrant by means of a cash exercise] divided by the VWAP on the trading day immediately preceding the date of such election. Each holder has agreed that it will not exercise its October Warrant if such exercise would cause the holder, together with its respective affiliates, to beneficially own more than 4.99% of the Company’s shares of common stock then outstanding. The form of the October Warrant is attached to this Current Report as Exhibit 4.5.

The offer and sale of the October Warrants, including the shares of common stock into which such warrants are exercisable, are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon Rule 506 of Regulation D, Section 4(2) and Section 18(b)(4)(D) thereof. Each of the Investors has previously represented and warranted to the Company that it is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. Any certificates representing the October Warrants and shares of common stock issued upon exercise thereof will be legended to indicate that they are restricted. The sale of such securities did not involve the use of underwriters, and no commissions were paid in connection therewith.

Additionally, on October 27, 2005, the Company and Omicron Master Trust (“Omicron”) amended the Additional AIR granted to Omicron (the “AIR Amendment”) to accelerate the Initial Exercise Date in consideration of the exercise by Omicron of its Additional AIR and the delivery to the Company of a Notice of Exercise in respect thereof on or before the close of business on October 27, 2005. Omicron timely delivered its Notice of Exercise, satisfying the conditions specified in the AIR Amendment, which is attached to this Current Report as Exhibit 4.6. In connection with Omicron’s exercise of the Additional AIR, the Company received aggregate proceeds of $500,000. Through its exercise of its Additional AIR, Omicron purchased a $500,000 principal amount AIR Debenture with a conversion price of $0.82 and AIR Warrants entitling Omicron to purchase a number of shares of the Company’s common stock equal to 100% of the shares of common stock issuable upon the conversion in full at a $0.82 conversion price (subject to adjustment as set forth therein) (without regard to any restrictions on conversion therein contained) of the $500,000 AIR Debenture at an exercise price equal to the “AIR Warrant Exercise Price” (as such term is defined in the Additional AIR). The terms, conversion/exercise features and acceleration provisions of the AIR Debenture and AIR Warrants received by Omicron are described in detail in the June Current Report, which is incorporated by reference herein.

THE ABOVE DESCRIPTION OF, AMONG OTHER THINGS, THE TERMS OF THE WARRANT AMENDMENTS, THE OCTOBER WARRANTS AND THE AIR AMENDMENT, IS QUALIFIED IN ITS ENTIRETY BY THE WARRANT AMENDMENTS, THE OCTOBER WARRANTS AND THE AIR AMENDMENTS WHICH ARE INCORPORATED BY REFERENCE HEREIN. THE COMPANY IS FILING THE WARRANT AMENDMENTS, THE FORM OF THE OCTOBER WARRANT AND THE AIR AMENDMENT AS EXHIBITS 4.1, 4.2, 4.3, 4.4, 4.5 AND 4.6, RESPECTIVELY, TO THIS CURRENT REPORT ON FORM 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1	Amendment to the Common Stock Purchase Warrant issued by Generex Biotechnology Corporation to Omicron Master Trust on June 17, 2005.

4.2	Amendment to the Common Stock Purchase Warrant issued by Generex Biotechnology Corporation to Smithfield Fiduciary LLC on June 17, 2005.

4.3	Amendment to the Common Stock Purchase Warrant issued by Generex Biotechnology Corporation to Cranshire Capital, L.P. on June 17, 2005.

4.4	Amendment to the Common Stock Purchase Warrant issued by Generex Biotechnology to Iroquois Capital LP on June 17, 2005.

4.5	Form of Warrant issued by Generex Biotechnology Corporation on October 27, 2005.

4.6	Amendment to the Additional Investment Right issued by Generex Biotechnology Corporation to Omicron Master Trust on June 17, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION

Dated: October 28, 2005	By:	/s/ Rose C. Perri

Chief Operating Officer and Chief Financial Officer (principal financial officer)

EXHIBIT INDEX

(d) Exhibits.

4.1	Amendment to the Common Stock Purchase Warrant issued by Generex Biotechnology Corporation to Omicron Master Trust on June 17, 2005.

4.2	Amendment to the Common Stock Purchase Warrant issued by Generex Biotechnology Corporation to Smithfield Fiduciary LLC on June 17, 2005.

4.3	Amendment to the Common Stock Purchase Warrant issued by Generex Biotechnology Corporation to Cranshire Capital, L.P. on June 17, 2005.

4.4	Amendment to the Common Stock Purchase Warrant issued by Generex Biotechnology to Iroquois Capital LP on June 17, 2005.

4.5	Form of Warrant issued by Generex Biotechnology Corporation on October 27, 2005.

4.6	Amendment to the Additional Investment Right issued by Generex Biotechnology Corporation to Omicron Master Trust on June 17, 2005.